UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): October 19, 2006
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure
MedCath is providing additional reclassified Consolidated Statements of Operations, Consolidated Balance Sheet Data and Selected Operating Data for all quarters of the three fiscal years ending June 30, 2006 because the Company believes that this information will be useful to investors in evaluating the performance of MedCath.
The historical financial information included in Exhibit 99.1 has been revised and updated from its original presentation to incorporate the impact of the reclassification as discontinued operations of the results of operations of Tucson Heart Hospital, in which MedCath’s equity interest was sold on August 31, 2006, for all quarters of the three years ending June 30, 2006.
Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Consolidated Statements of Operations, Consolidated Balance Sheet Data and Selected Operating Data restated for discontinued operations for all quarters of the three fiscal years ending June 30, 2006.
The exhibit set forth under this Item 9.01 that is being furnished under Items 2.02 and 7.01 shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: October 19, 2006	By:	/s/ James E. Harris
James E. Harris
Executive Vice President and Chief Financial Officer

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